UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 8, 2003


                          KENTUCKY FIRST BANCORP, INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                        1-13904                 61-1281483
-------------------------------       ------------           -------------------
(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
 Incorporation or Organization)       File Number)           Identification No.)



         308 North Main Street, Cynthiana, Kentucky      41031-1210
         ----------------------------------------------------------
         (Address of Principal Executive Offices)        (Zip Code)



       Registrant's telephone number, including area code: (859) 234-1440

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
------------------------------------------------

     On July 8, 2003, Kentucky First Bancorp, Inc. (the "Company") and Bourbon Bancshares, Inc. ("Bourbon") announced that they had entered into an Agreement and Plan of Merger, dated as of July 8, 2003 (the "Agreement") pursuant to which the Company will be merged with Bourbon Acquisition Corp., a wholly owned subsidiary of Bourbon (the "Merger"). As a result of the Merger, each outstanding share of common stock of the Company will be converted into the right to receive a cash payment in an amount of $23.25 per share from Bourbon, subject to the rights of a holder of such common stock to dissent under Delaware law.

     Consummation of the Merger is subject to a number of customary conditions, including, but not limited to: (i) the adoption and approval of the Agreement by the shareholders of the Company; and (ii) the receipt of all requisite regulatory approvals.

     For additional information, reference is made to the Agreement and a press release dated July 8, 2003, which are included as Exhibits 2 and 99, respectively, and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibit is filed herewith:


          Exhibit 2 Agreement and Plan of Merger dated July 8, 2003, by and among Kentucky First Bancorp, Inc., Bourbon Bancshares, Inc. and Bourbon Acquisition Corp. The following schedules and annexes to the Agreement and Plan of Merger are omitted. The Registrant agrees to supplementally furnish a copy of any omitted schedules and annexes to the Commission upon request.

                     Schedules
                     ---------

                     3.04(b)           Capital Stock
                     3.05              Corporate Documents
                     3.07              Regulatory Reports
                     3.08              Absence of Certain Changes or Events
                     3.09              Taxes
                     3.10              Title to Assets
                     3.11              Environmental Hazards

                     3.12              Litigation, Pending Proceedings and
                                       Compliance with Laws
                     3.14              Employee Relations
                     3.15              Employee Benefit Plans
                     3.16              Insurance
                     3.17              Agreements
                     3.18              Loans; Allowance for Loan Losses
                     3.20              Related Party Transactions
                     3.21              Brokers' or Finders' Fees
                     5.07              Loans and Underwriting Policies

                     Annexes
                     -------

                     A                 Form of Voting Agreement
                     B                 Separation Agreement for Betty J. Long
                     C                 List of Management Stockholders
                     D                 Opinion of Counsel of Registrant
                     E                 Opinion of Counsel of Bourbon Bancshares

          Exhibit 99 Press Release dated July 8, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     KENTUCKY FIRST BANCORP, INC.



Date:    July 10, 2003               By: /s/ Betty J. Long
                                         -------------------------------------
                                         Betty J. Long
                                         President and Chief Executive Officer